                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
           End of Period Collection Account Balance as of Prior Payment Date:                                           1,020,451.46
           Available Funds:
                     Contract Payments due and received in this period                                                  4,290,153.19
                     Contract Payments due in prior period(s) and received in this period                                 471,708.15
                     Contract Payments received in this period for next period                                            220,008.80
                     Sales, Use and Property Tax payments received                                                        133,038.27
                     Prepayment Amounts related to early termination in this period                                       593,537.41
                     Servicer Advance                                                                                     701,540.02
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                          8,427.59
                     Interest earned on Collection Account                                                                 12,135.75
                     Interest earned on Affiliated Account                                                                  8,068.92
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                                   0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract Less Than Predecessor contract)                                                    0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Maintenance, Late Charges and any other amounts                                                      119,325.56

                                                                                                                       -------------
           Total Available Funds                                                                                        7,578,395.12
           Less: Amounts to be Retained in Collection Account                                                             864,198.65
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     6,714,196.47
                                                                                                                       =============




           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                                  0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                    471,708.15
                     3.     To Noteholders (For Servicer Report immediately following the
                              Final Additional Closing Date)
                                  a) Class A1 Principal and Interest                                                    4,355,999.65
                                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                  549,900.00
                                  a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest           182,832.00
                                  b) Class B Principal and Interest                                                       117,423.71
                                  c) Class C Principal and  Interest                                                      133,761.10
                                  d) Class D Principal and Interest                                                       137,604.15
                                  e) Class E Principal and Interest                                                       145,252.57

                     4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                             0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                                  a) Residual Interest (Provided no Restricting or Amortization Event
                                       in effect)                                                                          80,434.31
                                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)         182,934.81
                                  c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                       in effect)                                                                           8,427.59
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                              Amounts                                                                                     272,568.50
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                                   75,349.93
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      6,714,196.47
                                                                                                                       =============

                                                                                                                       -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     864,198.65
                                                                                                                       =============

II.    RESERVE ACCOUNT
----------------------

Beginning Balance                                                                                                      $2,182,541.24
            - Add Investment Earnings                                                                                       8,427.59
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      8,427.59
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,182,541.24
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
                          Pool A                                                        133,312,582.47
                          Pool B                                                         42,503,554.15
                                                                                        --------------
                                                                                                              175,816,136.62

Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           621,956.61
Class A Monthly Interest - Pool B                                                           198,296.11

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        2,485,660.73
Class A Monthly Principal - Pool B                                                        1,782,818.20
                                                                                        --------------
                                                                                                                4,268,478.93
Ending Principal Balance of the Class A Notes
                          Pool A                                                        130,826,921.74
                          Pool B                                                         40,720,735.95
                                                                                        --------------
                                                                                                              --------------
                                                                                                              171,547,657.69
                                                                                                              ==============

---------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $190,972,000     Original Face $190,972,000        Balance Factor
      $ 4.295147                       $ 22.351334                  89.828696%
---------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------
Beginning Principal Balance of the Class A Notes
                          Class A1                                                       20,726,136.62
                          Class A2                                                      117,000,000.00
                          Class A3                                                       38,090,000.00
                                                                                        --------------
                                                                                                              175,816,136.62
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                  87,520.72
                          Class A2                                                          549,900.00
                          Class A3                                                          182,832.00

Class A Monthly Principal
                          Class A1                                                        4,268,478.93
                          Class A2                                                                0.00
                          Class A3                                                                0.00
                                                                                        --------------
                                                                                                                4,268,478.93
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                       16,457,657.69
                          Class A2                                                      117,000,000.00
                          Class A3                                                       38,090,000.00
                                                                                        --------------
                                                                                                              --------------
                                                                                                              171,547,657.69
                                                                                                              ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------

           Beginning Principal Balance of the Class B Notes
                                         Pool A                                 3,047,089.79
                                         Pool B                                   971,490.47
                                                                                ------------
                                                                                                   4,018,580.26

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       15,057.70
           Class B Monthly Interest - Pool B                                        4,800.78
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      56,815.10
           Class B Monthly Principal - Pool B                                      40,750.13
                                                                                ------------
                                                                                                      97,565.23
           Ending Principal Balance of the Class B Notes
                                         Pool A                                 2,990,274.69
                                         Pool B                                   930,740.34
                                                                                ------------
                                                                                                   ------------
                                                                                                   3,921,015.03
                                                                                                   ============

----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000     Original Face $4,365,000       Balance Factor
      $ 4.549480                    $ 22.351714               89.828523%
----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
           Beginning Principal Balance of the Class C Notes
                                         Pool A                                 3,428,220.08
                                         Pool B                                 1,093,012.72
                                                                                ------------
                                                                                                   4,521,232.80

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       18,198.13
           Class C Monthly Interest - Pool B                                        5,802.08
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                      63,916.99
           Class C Monthly Principal - Pool B                                      45,843.90
                                                                                ------------
                                                                                                     109,760.89
           Ending Principal Balance of the Class C Notes
                                         Pool A                                 3,364,303.09
                                         Pool B                                 1,047,168.82
                                                                                ------------
                                                                                                   ------------
                                                                                                   4,411,471.91
                                                                                                   ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955       Original Face $4,910,955        Balance Factor
      $ 4.887076                     $ 22.350213                 89.829207%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------

         Beginning Principal Balance of the Class D Notes
                                        Pool A                                  3,428,220.08
                                        Pool B                                  1,093,012.72
                                                                                ------------
                                                                                                   4,521,232.80

         Class D Overdue Interest, if any                                               0.00
         Class D Monthly Interest - Pool A                                         21,112.12
         Class D Monthly Interest - Pool B                                          6,731.14
         Class D Overdue Principal, if any                                              0.00
         Class D Monthly Principal - Pool A                                        63,916.99
         Class D Monthly Principal - Pool B                                        45,843.90
                                                                                ------------
                                                                                                     109,760.89
         Ending Principal Balance of the Class D Notes
                                        Pool A                                  3,364,303.09
                                        Pool B                                  1,047,168.82
                                                                                ------------
                                                                                                   ------------
                                                                                                   4,411,471.91
                                                                                                   ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955      Original Face $4,910,955        Balance Factor
       $ 5.669622                   $ 22.350213                  89.829207%
------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------
         Beginning Principal Balance of the Class E Notes
                                        Pool A                                  3,428,220.08
                                        Pool B                                  1,093,012.72
                                                                                ------------
                                                                                                   4,521,232.80

         Class E Overdue Interest, if any                                               0.00
         Class E Monthly Interest - Pool A                                         26,911.53
         Class E Monthly Interest - Pool B                                          8,580.15
         Class E Overdue Principal, if any                                              0.00
         Class E Monthly Principal - Pool A                                        63,916.99
         Class E Monthly Principal - Pool B                                        45,843.90
                                                                                ------------
                                                                                                     109,760.89
         Ending Principal Balance of the Class E Notes
                                        Pool A                                  3,364,303.09
                                        Pool B                                  1,047,168.82
                                                                                ------------
                                                                                                   ------------
                                                                                                   4,411,471.91
                                                                                                   ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955        Balance Factor
      $ 7.227042                      $ 22.350213                  89.829207%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------

           Beginning Residual Principal Balance
                                         Pool A                                 5,713,207.26
                                         Pool B                                 1,821,514.28
                                                                               -------------
                                                                                                 7,534,721.54

           Residual Interest - Pool A                                              65,712.62
           Residual Interest - Pool B                                              14,721.69
           Residual Principal - Pool A                                            106,528.32
           Residual Principal - Pool B                                             76,406.49
                                                                               -------------
                                                                                                   182,934.81
           Ending Residual Principal Balance
                                         Pool A                                 5,606,678.94
                                         Pool B                                 1,745,107.79
                                                                               -------------
                                                                                                 ------------
                                                                                                 7,351,786.73
                                                                                                 ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                        75,349.93
            - Servicer Advances reimbursement                                                      471,708.15
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                      272,568.50
                                                                                                 ------------
           Total amounts due to Servicer                                                           819,626.58
                                                                                                 ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
-------------------------------------------

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   152,357,539.79

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  2,840,755.12
                                                                                                                      --------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      149,516,784.67
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                              2,341,577.24

          - Principal portion of Prepayment Amounts                                                      499,177.88

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                        0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                             0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                      0.00

                                                                                                       -------------
                                          Total Decline in Aggregate Discounted Contract Balance       2,840,755.12
                                                                                                       =============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    48,575,596.90

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  2,037,506.51
                                                                                                                      --------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                       46,538,090.39
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                              1,785,064.21

          - Principal portion of Prepayment Amounts                                                      252,442.30

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                        0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                             0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                      0.00

                                                                                                       -------------
                                          Total Decline in Aggregate Discounted Contract Balance       2,037,506.51
                                                                                                       =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     196,054,875.06
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
----------------------------------------------------------------

     POOL A                                                                                                          Predecessor
                                                                                 Discounted          Predecessor     Discounted
     Lease #               Lessee Name                                           Present Value       Lease #         Present Value
     ----------------------------------------------------------------            ---------------     -------------   --------------
                           NONE











                                                                                 ---------------                    ---------------
                                                                       Totals:      $0.00                                     $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES             NO     X
                                                                                                     -------------   --------

       POOL B                                                                                                        Predecessor
                                                                                   Discounted        Predecessor     Discounted
       Lease #               Lessee Name                                           Present Value     Lease #         Present Value
       ------------------------------------------------------------------          -------------     -----------     --------------
                             NONE









                                                                                   -------------                     ---------------
                                                                         Totals:      $0.00                                   $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $56,843,333.29
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
       HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES                 NO     X
                                                                                                     -----------         --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                          Predecessor
                                                                                       Discounted       Predecessor   Discounted
     Lease #         Lessee Name                                                       Present Value    Lease #       Present Value
     ----------------------------------------------------------------------            --------------   ------------  --------------
                     None










                                                                                       --------------                 --------------
                                                                             Totals:        $0.00                              $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                            0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                                $161,410,790.2
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                  YES            NO     X
                                                                                                        ---            --------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                     Predecessor
                                                                                       Discounted       Predecessor    Discounted
     Lease #         Lessee Name                                                       Present Value    Lease #        Present Value
     ------------------------------------------------------------------------          --------------   ------------   -------------
                     None









                                                                                       --------------              -----------------
                                                                             Totals:        $0.00                              $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                              $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                                $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
       THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
       BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                  YES            NO     X
                                                                                                        ----------     --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 1999


XV.    POOL PERFORMANCE MEASUREMENTS
------------------------------------


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
    This Month                                     4,642,862.57             This Month                         196,054,875.06
    1 Month Prior                                  2,266,917.61             1 Month Prior                      200,933,136.69
    2 Months Prior                                 1,990,421.08             2 Months Prior                     205,209,149.97

    Total                                          8,900,201.26             Total                              602,197,161.72

    a) 3 MONTH AVERAGE                             2,966,733.75             b) 3 MONTH AVERAGE                 200,732,387.24

    c) a/b                                                1.48%

2.  Does a Delinquency Condition Exist (1 (cent) > 6% )?
                                                                                                     Yes              No      X
                                                                                                         -----------      ----------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                            Yes              No      X
                                                                                                         -----------      ----------
    B. An Indenture Event of Default has occurred and is then continuing?                            Yes              No      X
                                                                                                         -----------      ----------

4.  Has a Servicer Event of Default occurred?                                                        Yes              No      X
                                                                                                         -----------      ----------


5.  Amortization Event Check

    A. Is 1 (cent) > 8% ?                                                                            Yes              No      X
                                                                                                         -----------      ----------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                Yes              No      X
                                                                                                         -----------      ----------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                 Yes              No      X
                                                                                                         -----------      ----------




6.  Aggregate Discounted Contract Balance at Closing Date                                        Balance  $218,254,123.54
                                                                                                         ----------------


    DELINQUENT LEASE SUMMARY

       Days Past Due               Current Pool Balance              # Leases
       -------------               --------------------              --------
         31 - 60                       6,495,013.22                    183
         61 - 90                       2,292,550.40                     70
        91 - 180                       4,642,862.57                     82



    Approved By:
    Lisa J. Cruikshank
    Vice President